EXHIBIT 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock, par value $0.0000025 per share, of GitLab Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 28th day of October, 2021.

Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management X, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV X, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P.,
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV X (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P.,
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV X (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P.,
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV X MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory